UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       August 14, 2025

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-23406	43-1665523
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

2991 Oak Grove Road, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (573) 778-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04Temporary Suspension of Trading Under Registrants’ Employee Benefit Plans

Southern Bank, a wholly-owned subsidiary of Southern Missouri Bancorp, Inc. (the “Company”), has determined to move its 401(k) Retirement Plan (the “Plan”) from American Funds to Fidelity Investments effective September 16, 2025. In connection with the transfer, the Plan will enter a blackout period on September 8, 2025 at 4:00 p.m. Eastern Time, with the blackout period anticipated to end during the week of October 12, 2025.

Pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR, Southern Bank notified all participants in the Plan of a corresponding blackout period with respect to shares of the common stock of the Company held in the Plan. In addition, notice of the blackout trading restriction period pursuant to Regulation BTR was provided to all directors and Section 16 officers of the Company on August 14, 2025. A copy of the notice of blackout period provided to all directors and Section 16 officers is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

The following exhibits are filed herewith:

Exhibit No.Exhibit

99.1	Notice of Blackout Trading Restriction Period provided to all directors and executive officers of the Company pursuant to Regulation BTR

104Cover Page Interactive Data File (embedded within the Inline XBRL documents).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: August 14, 2025	By:	/s/ Matthew T. Funke
Matthew T. Funke
President and Chief Administrative Officer